Exhibit 99.1

Choice Hotels Provides Update on Exchange Offer and Proposal to Acquire Wyndham Hotels & Resorts

Announces Expiration of Exchange Offer and Withdrawal of Independent Director Candidates for Election

at Wyndham’s 2024 Annual Meeting

Increases Share Repurchase Authorization

Projects to Continue Delivering Strong Earnings Growth

NORTH BETHESDA, Md., March 11, 2024 – Choice Hotels International, Inc. (NYSE: CHH) (the “Company” or “Choice”) today announced the expiration of the exchange offer to acquire all of the issued and outstanding shares of Wyndham Hotels & Resorts, Inc. (NYSE: WH) (“Wyndham”). The Company is also withdrawing its nomination of the highly qualified, independent director candidates for election at Wyndham’s 2024 Annual Meeting of Stockholders. The Company further announced that its Board of Directors has approved an increase in the number of shares authorized under its share repurchase program by five million shares. When added to the remaining number of available shares previously authorized for repurchase, this results in a total authorization of approximately 6.8 million shares.

The Company today issued the following statement:

Since beginning this process in April 2023, Choice has attempted to engage in good-faith negotiations with Wyndham through numerous different avenues, including increasing the proposed offer multiple times and expressing an openness to further enhancing the offer with due diligence, offering a one-way NDA to share its confidential information with Wyndham, and offering above-market regulatory protections. Given Wyndham’s refusal to constructively and substantively engage on terms, Choice took the extraordinary step of launching the exchange offer to initiate the regulatory review process and engage with Wyndham stockholders. While the support from Wyndham stockholders tendering into the exchange offer was significant considering the number of investors structurally prevented from participating at this stage, it was not sufficient for Choice to conclude – particularly when taking into account the Wyndham board’s obvious continuing disinterest in a combination – that a path towards a transaction is available at this time. As such, Choice has decided not to extend the exchange offer and is withdrawing its slate. Choice intends to continue focusing on its standalone strategy, which the Company is confident will create significant long-term value for its stockholders and franchisees.

Choice has a long history of delivering above average returns, is excited by the significant runway for growth grounded in its current business strategy and has always been disciplined in how it allocates capital. Choice’s Board of Directors and management team are enthusiastic about the Company’s go-forward strategy, which is expected to deliver another year of superior growth with projected adjusted EBITDA increasing approximately 10% at the midpoint of guidance, driven by:

•	Choice’s unique revenue intense strategy delivering accelerated unit growth and higher royalty revenue per hotel.

•	Choice’s continued realization of the higher-than-expected synergies resulting from the Radisson Americas business integration.

•	Choice’s platform earnings potential, highlighted by the significant outperformance of the co-brand credit card program launched in April.

•	Choice’s continued international business earnings growth and global pipeline expansion.

The progress made on the regulatory front confirmed Choice’s belief that the combination is pro-competitive, and approval would have been achievable in a customary timeframe. Choice thanks the stockholders and franchisees from both companies for their significant support in this process. Choice also thanks the independent director candidates it nominated for their time, effort and commitment to act in the best interests of the Wyndham stockholders.

The exchange offer expired on March 8, 2024. No shares of Wyndham stock were purchased by WH Acquisition Corporation, a wholly owned subsidiary of Choice, pursuant to the exchange offer. Choice decided not to accept any shares pursuant to the offer due to a number of factors, including the refusal of the Wyndham board to engage in constructive discussions on terms and the fact that a number of the conditions to the offer, such as the minimum tender condition, remained unsatisfied as of the expiration date. Choice has instructed the exchange agent for the exchange offer to promptly return all tendered shares of Wyndham stock to the tendering stockholders.

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest lodging franchisors in the world. The challenger in the upscale segment and a leader in midscale and extended stay, Choice® has nearly 7,500 hotels, representing almost 630,000 rooms, in 46 countries and territories. A diverse portfolio of 22 brands that range from full-service upper upscale properties to midscale, extended stay and economy enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® rewards program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-looking Statements

Information set forth herein includes “forward-looking statements.” Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions, and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections of Choice’s revenue, expenses, EBITDA, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, RevPAR, and Choice’s liquidity, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties, and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions, including access to liquidity and capital; the ability to realize the anticipated long-term benefits and synergies of the acquisition of Radisson Hotels Americas to the extent anticipated; changes in consumer demand and confidence, including consumer discretionary spending and the demand for travel, transient and group business; the timing and amount of future dividends and share repurchases; future domestic or global outbreaks of epidemics, pandemics (including COVID-19) or contagious diseases or fear of such outbreaks, and the related impact on the global hospitality industry, particularly but not exclusively the U.S. travel market; changes in law and regulation applicable to the travel, lodging or franchising industries, including with respect to the status of the company’s relationship with employees of our franchisees; foreign currency fluctuations; impairments or declines in the value of the company’s assets; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees and our relationships with our franchisees; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; cyber security and data breach risks; climate change and sustainability related concerns; ownership and financing activities; hotel closures or financial difficulties of our franchisees; operating risks associated with our international operations; labor shortages; the outcome of litigation; and our ability to effectively manage our indebtedness and secure our indebtedness, including additional indebtedness incurred as a result of the acquisition of Radisson Hotels Americas. These and other risk factors that may affect Choice’s operations are discussed in detail in the company’s filings with the U.S. Securities and Exchange Commission, including the company’s Annual Report on Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Contacts

Andy Brimmer / Kelly Sullivan / Allison Sobel

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449